                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   _________________________________________

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 13, 1995


                             WHIRLPOOL CORPORATION
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   1-3932                38-1490038
------------------------------  -------------------  -------------------------
(State or other jurisdiction      (Commision File       (I.R.S. Employer
       of incorporation)              number)           Identification No.)



        2000 M63 North,  Benton Harbor, Michigan                49022-2692
     ----------------------------------------------------------------------
       (Address of principal executive officers)                (Zip Code)



                                (616)-923-5000
              --------------------------------------------------
              Registrant's telephone number, including area code




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Item 5.   Other Events
          ------------

          On December 13, 1995 the registrant announced the election of John P. Cunningham as executive vice president and chief financial officer for the company.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          Exhibit 1
          ---------

          Copy of a press release dated December 13, 1995 announcing the election of John P. Cunningham as executive vice president and chief financial officer for the company.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 WHIRLPOOL CORPORATION
                                 Registrant



Date: December 18, 1995       By:  /s/  Daniel F. Hopp
                                 --------------------------------------
                                 Name:    Daniel F. Hopp
                                 Title:   Vice President, General
                                          Counsel and Secretary




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                                                                       EXHIBIT 1


                                                      Contact:         T.R. Reid
                                                                    616/923-3417
                                                                  Robin R.Skiles
                                                                    616/923-2456



                 WHIRLPOOL CORPORATION NAMES JOHN P. CUNNINGHAM
                        EXECUTIVE VICE PRESIDENT AND CFO


     BENTON HARBOR, Mich. -- Dec. 13, 1995 -- Whirlpool Corporation's (NYSE:WHR) board of directors has elected John P. Cunningham, 58, executive vice president and chief financial officer for the company. Cunningham has been executive vice president and CFO at Maytag Corporation since 1994.

     "John's seasoned financial skills and international business experience reflect the expertise Whirlpool needs as we continue to implement our global growth strategy," said David R. Whitwam, chairman and chief executive officer of Whirlpool.

     "His 27 years of financial and operational experience at IBM, prior to joining Maytag, included the position of corporate controller and financial responsibility for the company's $26 billion European subsidiary, as well as responsibility for Latin American and Asian financial activities," Whitwam said. "In addition, his tenure at Maytag Corporation gives him an understanding of our industry and its challenges and opportunities."

     At Whirlpool, Cunningham will be responsible for the corporate treasury, controller, internal audit, strategic planning and information systems functions. Whirlpool Financial Corporation, the company's financial services subsidiary, also will report to him.

     Cunningham holds an M.B.A. degree in international finance from New York University and a B.S. in finance and accounting from Fordham University.

     Whirlpool Corporation is the world's leading manufacturer and marketer of major home appliances. Headquartered in Benton Harbor, Mich., the company manufactures in 12 countries and markets products under 10 major brand names in more than 120 countries.

                                      ###

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                            Administrative Center, Benton Harbor, Michigan 49022